North Beach Corpus Christi, TX 1 2021 Energy Infrastructure Council Investor Conference May 19-20, 2021

2 Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures.

South Texas Crude System 3 Introduction

4 Thanks to Our Employees’ Perseverance and Hard Work, We Generated Solid Full-Year 2020 Results… Reduced Debt With $106 million Proceeds From Sale of Terminal Adjusted EBITDA $723 MM 2020 Results *- 2020 actuals compared to pre-Covid 2020 guidance for spending/expenses 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Reduced Strategic Capital Spending66% Reduced Expenses $52 million* Maintained Reliable Operations & Industry-leading Health & Safety Record 2020 Actions Issued $1.2 billion of Senior Notes to Address Bond Maturities Until 2025 Reduced Strategic Capital Spending 66%

5 ★ Our pipeline systems have rebounded strongly, and several of our terminals continue to benefit in 2021 from Spring 2020’s contango ❑ In April and the first two weeks of May, we averaged slightly over 100% of our early 2020 (pre-Covid) utilization … Along With Strong Operational Performance Across Our Footprint Transported 817MM bbls Crude + Refined Products during 2020, 6MM more than 2019 Successfully contracted 100% of our storage across our footprint Gulf Coast- 100% East Coast- 100% Point Tupper- 100% West Coast- 100% STORAGE SEGMENT PIPELINE SEGMENT Central East South Texas Central West 65% 100% 100% 0% 50% 100% 150% April 2020 Oct 2020 April 2021 75% 105% 105% 0% 50% 100% April 2020 Oct 2020 April 2021 80% 90% 105% 50% 60% 70% 80% 90% 100% 110% April 2020 Oct 2020 April 2021 (Comparison of YoY refined product demand) (Comparison of YoY refined product demand) (Comparison of YoY refined product demand)

NuStar is Well-positioned in 2021…

- Strong Coverage
- Lower Leverage
- Simplified Structure/ Governance
- No IDR Burden
- Maximized Self-Funding


NuStar
Energy L.P.
NYSE: NS

- Common Unit Price[1]: $18.13
- Distribution/CU/Year: $1.60
- Yield[1]: 8.8%
- Market Cap[1]: ~$2 billion
- Credit Ratings:
  - *Moody's: Ba3 (Stable)*
  - *S&P: BB- (Stable)*
  - *Fitch: BB- (Stable)*
- Enterprise Value: ~$7 billion
- Total Assets: ~$6 billion
- Pipeline Miles: ~10,000
- Pipeline Volumes[2]: 1.6MMBPD
- Storage Capacity: ~72MMB
- Storage Throughput Volumes[2]: 400MBPD

1. As of May 17, 2021
2. Average daily volume for the quarter ended March 31, 2021

6

7 … To Continue to Demonstrate Financial Strength and Stability in 2021 2021 Expectations Expect to Generate 2021 EBITDA Comparable to 2020 Adjusted EBITDA* & Expect to Fund All NuStar’s 2021 Spending From Our Internally Generated Cash Flows *- After taking into account EBITDA associated with the Texas City terminal, sold in December 2020

8 Over the Past Year, We Have Continued to Support of Each Other and Our Communities ★ NuStar employees contribute an average of over 88,000 volunteer hours annually ❑ NuStar maintains local volunteer councils in each community in which we operate to contribute to the charitable and civic causes unique to that local community ★ Since 2007, NuStar’s employees have hosted a golf tournament to support Haven for Hope, a transformational campus in San Antonio that addresses homelessness ❑ The tournament has generated an aggregate of nearly $48 million for Haven for Hope ★ 99.9% of our U.S. employees contribute to our United Way campaign ❑ NuStar’s total 2020 record pledge was $4.7 million, the highest average per capita contribution in the Nation!

9 Later This Year, We Plan to Release Our First Sustainability Report…

10 … To Provide More of the Statistics, Record and Rankings That Demonstrate How Much NuStar Cares, Contributes and Shares Ranked #13! ★ NuStar has been recognized for its strong corporate culture with numerous awards ❑ NuStar has been recognized 12 times in Fortune’s Annual “100 Best Companies to Work For” list as well as four times for “Best Workplaces for Millennials” list ❑ In February, NuStar was named one of the 25 Best Companies for Latinos by Latino Magazine ❑ And recently was named as one of the “Best Workplaces for Working Parents” Ranked #46! 12 Times! 4 Times!

11 0.27 0.18 0.37 0.60 0.80 0.80 2.80 2.80 2.80 0 1 2 3 4 5 2018 2019 2020 T R IR 3- Year Total Recordable Incident Rate - Industry Comparison NuStar TRIR Pipeline Transportation Bulk Terminals We are Proud of How Well NuStar Protects Our Employees, the Environment and Our Communities, Across Our Footprint… ★ In 2020, as in years past, we performed substantially better than our peers ❑ Over 7.5 times better than the Bureau of Labor Statistics (BLS) comparison data for the Bulk Terminals Industry ❑ And 2 times better than the BLS data for the Pipeline Transportation Industry ★ NuStar has received the International Liquids Terminals Association’s (ILTA) Safety Excellence Award 10 times, which are awarded based on OSHA safety reports ★ We participate in the OSHA Voluntary Protection Program (VPP), which promotes effective worksite safety and health ❑ 85% of our eligible U.S. terminals are VPP-certified 1 – Industry averages derived from 2018-2019 Bureau of Labor Statistics (BLS) Data. 2019 averages carried forward to 2020 for illustration purposes. 1 Safety Excellence Award 10-time recipient 85% of eligible facilities 7.5X better 2X better

12 … And We are Proud That Pipelines are the Most Energy- Efficient and Safest Way to Transport the Fuel That Powers Our Everyday Life Sources: “Pipelines, Rail & Trucks – Economic, environmental, and safety impacts of transporting oil and gas in the U.S.” Strata 2017 “Pipelines are Safest for Transportation of Oil and Gas” Manhattan Institute for Policy Research 2013 and Association of Oil Pipe Lines (AOPL) ❑ Trucks are 34 times more likely than liquid pipelines to experience an incident Pipelines are the SAFEST Mode of Energy Transportation: 37 Unit Trains Transporting the Volume NuStar Moves in ONE DAY Would Require: 11,000 Trucks Pipelines have the LOWEST Greenhouse Gas Emissions (GHGs): ❑ Trucks emit 467% more than pipelines

13 NuStar’s Governance and Risk Management Provides Assurance That We are Aligned With Our Investors’ Interests… 78% Independent Directors 11% Women No IDRs NS Management NS Board of Directors 100% Attendance for 2020 Board & Committee Meetings Sustainability Committee Majority of Executive Officers’ Compensation Tied to Performance and Unit Returns Governance, Ethics & Compliance Committee Financial Reporting & Disclosure Committee Annual Unitholder Meetings Audit Committee Nominating, Governance & Conflicts Committee Compensation Committee Cyber Risk Governance Committee

14 … Including Our Comprehensive Cyber Risk Governance Program to Protect Our Operations Composed of representatives from across the company, our Cyber Risk Governance Committee oversees the effectiveness of our Cybersecurity Program and reports to our Board and executive management ➢Participation in industry and peer cybersecurity groups ➢Vulnerability scanning, patch management, and penetration tests across our systems ➢Cyber Incident Response Plan and cross- organizational tabletop exercises ➢Regular risk assessments ➢Annual cybersecurity training for all employees with ‘refresher’ activities throughout the year NuStar’s Cybersecurity Program includes: Cyber Risk Governance Committee I/S Department Internal Audit Department Legal Department Controller /Financial Reporting /SOX Operations

15 We Are Focused on Our Strategic Priorities for 2021 Funding Our Spending From Internally Generated Cash Flows Continuing to Take Steps to Improve Our Debt Metrics Promoting NuStar’s ESG Excellence

16 We Remain Confident That Product Demand Rebound is the First Step on the Road Back to Shale Production Growth in 2021-2022 U.S. Shale Production Growth Higher Crude Prices Crude Demand Recovery Increased Refinery Utilization Refined Product Demand Rebound 2020 2021-22

17 U.S. Gasoline and Diesel Demand Have Rebounded Strongly ★ In the second quarter of 2020, U.S. refined products demand dropped by 21% compared to January 2020, but by 2022, gasoline and diesel demand are expected to recover to pre- Covid demand levels Source: EIA 95% 75% 90% 87% 90% 95% 95% 96%94% 87% 91% 95% 93% 100% 100% 101% 100% 0% 20% 40% 60% 80% 100% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 2022 U.S. Gasoline & Diesel Demand (as a % of Pre-Covid Demand) Gasoline Diesel

18 NuStar’s Refined Products Markets Have Remained Remarkably Resilient, and We Expect Continued Stability 1 - Comparison of year-over-year demand ★ In April and the first two weeks of May, we averaged slightly over 100% of our early 2020 (pre- Covid) levels 100%100% 65% 105% 75% 105% 90% 105% 80%

19 2020 was a Difficult Year of Refiners, but the Outlook for 2021 U.S. Refinery Utilization is Improved 2019 2020 Low 2021 96% 78% 87% U.S. 94% 54% 73% PADD 1 96% 83% PADD 3 101% 88% 93% PADD 2 93% 63% 92% PADD 4 87% 57% 75% PADD 5 88% Source: ESAI U.S. Refinery Utilization (by PADD, 2019-2021) NS Refined Products Pipeline NS Crude Pipeline NS Terminal Refinery ★ U.S. refineries exited 2020 with overall utilization only about 4% higher than the 2020 low ★ By the end of 2021, however, U.S. refinery utilization is now expected to climb to 87% ❑ PADDs 1, 2 and 4 are projected to reach or surpass their respective 2019 rates by year end

20 The Permian Basin- the World’s Largest, Most Resilient Shale Play- is Also Rebounding, With Our System Growing Ahead of the Rest of the Permian Basin ★ Because of its superior geology and low breakeven costs, the Permian Basin’s production: ❑ Exited 2020 at 3.9 MMBPD, representing approximately 52% of the nation’s total shale output ❑ Projected to exit 2021 at 4.9 MMBPD; higher than both 2019 and 2020 ❑ Is expected to return to stronger growth in 2022 Source: EIA Drilling Productivity Report (April 2021), Rystad, ESAI - 244% 92% 0% 40% 80% 120% 160% 200% 240% 280% C u m u la ti v e M o n th ly G ro w th ( % ) NuStar's System Throughput Growth & Recovery is Outpacing the Permian Basin NS Growth Permian Growth 3.7 3.9 4.0 4.4 0 2 4 2019 2020 2021 2022 MMBPD Permian Basin Production Outlook (Avg as of March 2021) 0 2 4 6 8 10 20182019202020212022202320242025 MMBP D Permian Oil Production (2018-2025) WTI @ $40 WTI @ $60 WTI @ $80 ★ Our system’s throughput volumes are now up 20% above Covid low, while the rest of the Permian is up 13% from the Covid low ★ We now expect to exit 2021 at 500 MBPD

21 Our Trimmed-Down Strategic Spending Program for 2020 and 2021 Focuses on Low-multiple Projects to Enhance Our Existing Footprint West Coast Renewable Fuels Storage ~$15MM in 2020 (~$50MM in 2021) Permian Crude Pipeline System ~$60MM in 2020 (~$50MM in 2021) Total 2020 Strategic Spending: 160MM ★ We spent 66% less on capital projects in 2020 than we did in 2019 ★ In 2021, we continue to exercise strict capital discipline and execute on low-multiple projects that enhance our existing footprint and improve our metrics Total Estimated 2021 Strategic Spending: 140-170MM Gulf Coast Storage and Export ~$10MM in 2020 N. Mexico Refined Products Supply ~$10MM in 2020

22 West Coast Carbon Emissions Reduction Goals Continue to Generate Growing Demand and Dislocations That Require Midstream Solutions W E S T C O A S T R E N E W A B L E F U E L S S T O R A G E Wilmington Tacoma Vancouver Portland Stockton Selby Pittsburg Gulf Coast Supply International Exports Singapore Supply ★ Regulatory priorities on the West Coast are dramatically increasing demand for renewable fuels in the region ★ At the same time, obtaining permits for greenfield projects in the region is difficult, which increases the value of existing assets ★ Our terminals have the access to facilities necessary to receive renewable fuels from outside the region and distribute renewable fuels across the West Coast 0 50 100 150 200 250 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Fossil Diesel Biomass-Based + Renewable Diesel Source: IHS Markit © 2018 IHS Markit D ie se lV o lu m e , T h o u s a n d B P D Transportation Fuel Supply With Low-Carbon Fuel Standard Compliance From Petroleum Diesel Alternatives

23 NuStar has Partnered With Key Customers to Develop Renewable Fuels Storage Projects at Several of Our West Coast Facilities W E S T C O A S T R E N E W A B L E F U E L S S T O R A G E Portland Convert 36,000 bbls to biodiesel Convert 57,000 bbls to renewable diesel Selby Construct truck-loading for renewable diesel Multimodal shipment of renewable jet fuel Convert 208,000 bbls to renewable jet fuel Modify rail to handle renewable feedstock offloading Stockton Convert 30,000 bbls to biodiesel Convert 73,000 bbls to renewable diesel and expand renewable diesel handling to all 15 rail spots Convert 151,000 bbls to renewable diesel Connect to railcar ethanol offload facility Wilmington Convert 160,000 bbls to renewable diesel Reconfigure dock for enhanced marine capability ★ We have established ourselves as an early mover in the renewable fuels transportation market by developing and completing a number of renewable fuels projects ★ These projects, in partnership with our customers on the West Coast, have allowed NuStar to capture market share and build on relationships with key global producers ❑ Our facilities are positioned to benefit from new production and conversion supply projects for renewable diesel, renewable jet, ethanol and other renewable fuels as the renewable fuels market continues to grow 27% 31% 41% 2018 2019 2020 0 1,000 2,000 3,000 4,000 5,000 6,000 Portland Selby Stockton Wilmington NuStar’s West Coast Renewable Fuels* 2017 2018 2019 2020 *Includes Biodiesel, Renewable Diesel and Ethanol % of Renewables of NuStar’s WC Receipts

WEST COAST RENEWABLE FUELS STORAGE

We Handle and Store a Significant Proportion of the Total Low-Carbon Fuels Volumes Utilized in California, the Largest Driving State in the Nation

NuStar's Proportionate Share of California's Renewable Fuels Market (Full-Year 2020 Total Volume[1])

7%


BIO

BIODIESEL

18%



ETHANOL

28%



RENEWABLE DIESEL

★ We expect these percentages to increase through 2023, along with associated EBITDA, as we complete additional projects presently in planning or under construction

1 – Most recent available data

Source: California Air Resource Board (CARB)

24

PERMIAN CRUDE PIPELINE SYSTEM

With the "Backbone" of Our Now-700K-BPD System Complete, Our Permian Spending Will be Focused on Scaling With Our Producers' Gathering Needs

	May 2017	Current
System Capacity	220,000	700,000
Receipt Points	122	307
Pipeline Miles	~600	~954
Storage (bbls)	900M	1.6MM

Dedicated Acres	500,000
AMI	5,000,000



Borden
Scurry
Colorado City
NS CO CITY TERMINAL
NS BIG SPRING TERMINAL
DELEK BIG SPRING REFINERY
PAA SUNRISE II
PAA BASIN
BRIDGETEX
SUNOCO PE & WTG
Martin
Howard
Mitchell
CENTURION PIPELINE
CENTURION SCR STATION
ENTERPRISE
SUNPET
PAA
NS STANTON TERMINAL
Glasscock
Midland
EPIC
Upton
SUNOCO MIDKIFF
Reagan
Third-Party Connections
NuStar Truck Unloading Facilities
NuStar Terminals

25

26 $7 $12$14$12 $19 $27$27 $23 $31 $35 $39$38 $33 $38 $33 $37 139 159 187 211 266 314 327349 370 395435 453 400 423 418 402 0 100 200 300 400 500 $0 $10 $20 $30 2 Q 1 7 3 Q 1 7 4 Q 1 7 1 Q 1 8 2 Q 1 8 3 Q 1 8 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 EBITDA ($MM) System Receipts (Avg MBPD) 1 – March 31, 2021 YTD 2 – March 31, 2021 MTD 3 – As of May 12, 2021 Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Our “Core of the Core” Location has Attracted Top-Tier Customers With Large DUC Inventories to Support Continued Recovery in 2021 P E R M I A N C R U D E P I P E L I N E S Y S T E M 22% 40% 38% Major Private Other Public Highest-Quality “Rock” Attracts Creditworthy, Diverse Producers …That Apply the Most Advanced Technology …And Produce Efficient Growth Across Cycles ★ The quality of geological formations underlying our system attracts the strongest customers ❑ Our creditworthy customers include majors and the most prolific E&Ps, both private and public, in the basin, as well as large independent refiners and marketers ❑ ~75% of our system’s revenue is generated from investment-grade (IG) rated and Non-IG BB-rated entities1 NS System Producer-type2 (% Average Daily Volume) Producer Average Cost of Debt, Weighted by Acreage: 4.0% 3 ★ We are currently running ~450 MBPD and we now expect to exit 2021 ~500 MBPD ★ Our producers have averaged around 25 rigs in the last three months and have over 25% of the total Permian drilled-uncompleted (DUCs) wells on the system, which provide an important platform for growth NS Permian Crude System Performance (by Quarter) * Adjusted *

GULF COAST STORAGE & EXPORT

Gulf Coast Exports Held Up Well in 2020, and Corpus Christi's Export Growth is Expected to Return to Growth in 2022

- A significant proportion of the volumes transported on the additional 2.1MMBPD of new long-haul pipeline capacity from the Permian to the Corpus area is moving out over Corpus dock facilities
- Corpus Christi, historically a regional refinery and domestic marine delivery hub, has evolved into a major U.S. crude oil export hub
  - Currently, Corpus Christi comprises half of the Gulf Coast's total ~3.0 MMBPD crude exports
  - In July 2020, Corpus Christi exports recovered to pre-Covid levels of 1.5MMBPD
  - Analysts expect Corpus Christi exports to remain steady in the near-term with potential to grow as early as 1H 2022 as global crude demand recovers


U.S. Gulf Coast Crude Exports by Hub
Exports (MBPD)
4,000
3,000
2,000
1,000
0
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
Corpus Christi
Houston
Beaumont
Louisiana

Corpus Christi exports have grown from 0.4MMBPD in 2019 to an average of 1.5MMBPD since January 2020

Source: RBN Energy

27

GULF COAST STORAGE & EXPORT

Our Corpus Christi Crude System's Export and Local Refinery Supply MVCs Provide Stability as U.S. Exports Return to Growth

In-bound Capacity	*Storage Capacity*	*Out-bound Capacity*
TOTAL: 1.2MMBPD • **South Texas Crude System 16" Pipeline -** 240MBPD • **Taft 30"-** 720MBPD and expandable • **Harvest 16" Pipeline -** 240MBPD	**TOTAL: 3.9MMbbl** • ***Potential expansion*** *0.4MMbbl*	**TOTAL: 1.2MMBPD** • **EXPORT DOCKS-** 750MBPD to 1.0MMBPD • **REFINERY SUPPLY-** 220MBPD

★ Our Corpus Christi North Beach Terminal is now receiving barrels from our South Texas Crude Oil Pipeline System, our 12" Three Rivers Supply Pipeline and our 30" pipeline from Taft, as well as from third-party pipeline connections

- U.S. shale production growth and improving global demand will drive the recovery and growth in our CCCS volumes

NuStar's Corpus Christi Crude System
(Average Throughputs/Quarter)



MBPD
400
200
0
306
37%
63%
380
31%
69%
298
33%
67%
321
32%
68%
377
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2023
CCCS Refinery Throughputs
CCCS Dock Throughputs
CCCS MVCs

28

29 Our St. James Facility Benefits From Price Dislocations From Pipeline Constraints and Will Benefit From Export Growth as Those Constraints are Resolved G U L F C O A S T S T O R A G E & E X P O R T ★ We continue to work to assure our facility is connected to the pipeline projects in progress to debottleneck shale plays, the region, as well as the Midwest and beyond ❑ In March 2019, Bayou Bridge began bringing WTI light, Bakken and Canadian barrels either for export or local use ❑ As soon as early 2022, Capline owners plan to reverse its service to bring WTI, heavy Canadian and Bakken crude for use in regional refineries and export to other locations ★ Prior to March 2020, the lack of long-haul pipeline capacity to transport WCS supply to Gulf Coast demand generated price differentials that supported unit train economics ❑ We have contract commitments for 30MBPD through April 2022 ❑ As Canadian production ramps back up, this price dislocation is expected to re-emerge and continue until Enbridge Line 3 is in service, now estimated to occur by the end of 2021 ★ We can also handle light Bakken barrels with our rail facility, which may offer an attractive alternative to DAPL Source: ESAI, UBS 0 1,000 2,000 3,000 4,000 5,000 6,000 MBPD Canadian Crude Oil Production Outlook Production Pipeline Takeaway Capacity Rail Opportunity

N. MEXICO REFINED PRODUCTS SUPPLY

We are Transporting Refined Products to Supply Northern Mexico's Motor Fuel Demand

- In 2020, we fully completed service on two projects to supply refined products to Northern Mexico:
  - Nuevo Laredo project for Valero
    - Odem pipeline, Dos Laredos pipeline and Nuevo Laredo terminal expansion
    - ~28MBPD new capacity with take-or-pay volumes on seven-year contract term
  - Valley Pipeline expansion for major customers
    - 45MBPD new capacity with seven-year contract term




TO SAN ANTONIO
8" SA SOUTH PL
Nuevo Laredo Project
THREE RIVERS
8" ODEM PL
8" LAREDO PL
CORPUS CHRISTI
VALLEY PL
10"
LAREDO
NUEVO LAREDO
NEW 12" LOOP
8"
Valley Refined Products Supply Project
8"
10"
EDINBURG
HARLINGEN
BURGOS REYNOSA
CITGO TRANSMONTAIGNE

30

South Texas Crude System 31 APPENDIX

32 Long-term Commitments From Creditworthy Customers 50% 12% 38% Investment-Grade Large Private or International (Not rated) Other NuStar Investment-Grade (IG) Customers (% 2021 Revenues) Pipeline Segment ~64% IG Storage Segment ~63% IG 37% 40% 23% Take-or-pay Contracts Structurally Exclusive Other Pipeline Segment Contracted1 Revenues (% 2021 Projections) 63% 37% Take-or-pay Contracts Other Storage Segment Contracted Revenues (% 2021 Projections) 1 - committed through take or pay contracts or through structural exclusivity (uncommitted lines serving refinery customers with no competition)

33 The Balance of Our Business and the Location of Our Assets Contribute to the Resilience of Our Results 61% 39% Pipeline Segment Storage Segment Pipeline and Storage Segment Revenues (% 1Q 2021 Revenues) Refined Products and Crude Revenues (% 1Q 2021 Revenues) 44% 56% Crude Refined Products NS Refined Products Pipeline NS Crude Pipeline NS Terminal Refinery

34 We Acquired Our Permian Crude System Because It Sits Squarely Over the Midland Basin’s Most Geologically Advantaged Acreage Source: Barclays (January 2020) ___________________________ 1. Normalized to 10,000 ft Lateral Lengths. Wolfcamp Structure (TVDSS ft) Midland Fairways 24M CUM (MBOE 20:1) (1) Wolfcamp 24M GOR 300 200 150 100 MBOE 500+ Fairway Outlines NuStar Pipeline Spraberry Wolfcamp A Wolfcamp B Wolfcamp C MOST ACCESSIBLE, STACKED FORMATIONS… BEST RECOVERIES AND SUPERIOR GORs…

35 $157 $250 $600 $500 $550 $600 $322 $403 $52 $28 $838 $0 $250 $500 $750 $1,000 Receivables Financing Sub Notes GO Zone Financing Senior Unsecured Notes Revolver $866 $209 LIQUIDITY ($MM) Liquidity and Debt Maturity Schedule ★ In March 2020, we extended our revolver term through October 2023 ★ In September 2020, we issued two $600 million tranches of five-year and 10-year senior unsecured notes maturing in 2025 and 2030 ❑ We utilized the proceeds to repay our debt ★ We utilized cash flows and our revolver to pay-off our February 2021 bond maturities, and we plan to utilize our liquidity to pay-off our February 2022 bond maturities as well Debt Maturities (As of 3/31/2021) ($MM) 1 – Liquidity as of March 31, 2021 1 $838

36 Capital Structure as of March 31, 2021 ($ in Millions) $1.0B Credit Facility $ 157 NuStar Logistics Notes (4.75%) 250 NuStar Logistics Notes (5.625%) 550 NuStar Logistics Notes (5.75%) 600 NuStar Logistics Notes (6.00%) 500 NuStar Logistics Notes (6.375%) 600 NuStar Logistics Sub Notes 403 GO Zone Bonds 322 Receivables Financing 52 Finance Lease Liability 58 Other (42) Total Debt $3,450 Common Equity and AOCI $443 Series A, B and C Preferred Units $756 Series D Preferred Units $604 Total Equity1 1,803 Total Capitalization $5,253 ★ As of March 31, 2021: ❑ Credit facility availability ~$838MM ❑ Debt-to-EBITDA ratio2 4.39x 1 - Total Equity includes Partners’ Equity and Mezzanine Equity (Series D Preferred Units) 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

37 Reconciliation of Non-GAAP Financial Information

38 Reconciliation of Non-GAAP Financial Information (continued)

39 Reconciliation of Non-GAAP Financial Information (continued)